    As filed with the Securities and Exchange Commission on February 24, 1999

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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549



                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  FEBRUARY 24, 1999


                        EQUITY RESIDENTIAL PROPERTIES TRUST
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


              MARYLAND                    1-12252              13-3675988
    (STATE OR OTHER JURISDICTION        (COMMISSION         (I.R.S. EMPLOYER
  OF INCORPORATION OR ORGANIZATION)     FILE NUMBER)      IDENTIFICATION NO.)


               TWO NORTH RIVERSIDE PLAZA, SUITE 400
                         CHICAGO, ILLINOIS                        60606
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)



        Registrant's telephone number, including area code:  (312) 474-1300

                                   NOT APPLICABLE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  Financial Statements and Exhibits


     Exhibit
      Number      Exhibit
     -------      -------
        99        Risk Factors relating to the registrant's common shares of beneficial interest or preferred shares of beneficial
                  interest or units of limited partnership of ERP Operating
                  Limited Partnership, which are redeemable on a one-for-one basis for the registrant's common shares, or their cash
                  equivalent.

                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EQUITY RESIDENTIAL PROPERTIES TRUST



Date:     February 24, 1999        By:  /s/ Bruce C. Strohm
                                        -------------------------------
                                        Bruce C. Strohm, Executive Vice
                                        President and General Counsel







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